OMB APPROVAL

OMB Number:
3235-0060

Expires:
October 31,
2005

Estimated
average
burden hours
per response: 2.58


                                     UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                         FORM 8-K

                                     CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


    Date of report (Date of earliest event reported) September 11, 2003

 Magnum d' Or  Resources Inc.
 (Exact name of registrant as specified in its charter)


  NEVADA                               0-31849               98-02152222
(State or other jurisdiction
of incorporation)                 (Commission
                                  File Number)              (IRS Employer
                                                       Identification No.)


     305 Lakeshore Road East, Oakville, Ontario L6J 1J3
               (Address of principal executive offices)


   Registrant's telephone number, including area code    (416) 962-4508

 ________________________________________________________
 (Former name or former address, if changed since last report)









                 Item 1.  Changes in Control of Registrant

Mr. Reno J. Calabrigo, President, Secretary and a Director of registrant, received 4,000,000 shares of registrant's preferred shares on September 11, 2003. Mr. Calabrigo currently owns 7,000,000 preferred shares.

The preferred shares are non-convertible and have a twenty for one voting preference over the common shares.

Also, on September 11, 2003, the registrant named John Yee as the Chairman of the Board of Directors of registrant. Mr. Yee's resume is attached to the press release included as an exhibit to this Form 8-K.


                           ITEM 5. OTHER EVENTS

   SECOND REVISED 2003 CONSULTING AGREEMENT

  The Second Revised 2003 Consulting Agreement is incorporated as an exhibit to this Form 8-K.


       The shares have been reserved for future issuance to consultants to the registrant.




  FORWARD-LOOKING STATEMENTS

  Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions;
  license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.






                                 Exhibits
23.1
99.1











                                SIGNATURES






       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magnum d'Or Resources Inc.



Date: September 11,2003


    By:    /S/  Reno J. Calabrigo
CEO, President, Secretary and Director